EXHIBIT 32.1
TECHLABS, INC.
                           SECTION 1350 CERTIFICATIONS
                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Form 10-QSB of Techlabs, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jayme Dorrough, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    September 15, 2006


         /s/ JAYME DORROUGH
         ------------------
         Jayme Dorrough
         Chief Executive and Financial Officer